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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 24, 2000

                         INDIAN VILLAGE BANCORP, INC.
                         ----------------------------
            (Exact name of Registrant as specified in its Charter)

     Pennsylvania                   0-25971                 34-1891199
----------------------              -------                 ----------
(State or other)              (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



100 South Walnut Street, Gnadenhutten, Ohio           44629
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313:
                                                     --------------






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ITEM 5.  OTHER EVENTS.
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         On January 24, 2000, Indian Village Bancorp, Inc. issued a press release which announced that the 2000 Annual Meeting of Shareholders will be held on May 3, 2000.

         A press release announcing the Annual Meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated January 24, 2000.



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INDIAN VILLAGE BANCORP, INC.




Date:  January 24, 2000              By:  /s/ Marty R. Lindon
                                          -------------------------------------
                                          Marty R. Lindon
                                          President and Chief Executive Officer